SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 21, 2010

Date of Report (Date of earliest event reported)

Discovery Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2600 Kelly Road, Suite 100
Warrington, Pennsylvania 18976
(Address of principal executive offices)

(215) 488-9300
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                Submission of Matters to a Vote of Securityholders.

On December 21, 2010, the Company held its Annual Meeting of Stockholders.  The following matters were voted on by the stockholders:  (i) the election of six directors; (ii) ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; (iii) providing the Board of Directors with authority, in its sole discretion, to effect a share consolidation, or reverse split, of the common stock, par value $.001 per share (“Common Stock”) of the Company, at a ratio of 1-for-15 (the “Reverse Split”) by filing a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) at any time prior to the date of its 2011 Annual Meeting of Stockholders; and (iv) subject to approval and implementation of the Reverse Split, authorizing the filing of a Certificate of Amendment to the Certificate of Incorporation to decrease the number of authorized shares of Common Stock from 380 million shares to 50 million shares.  The results of the stockholder votes are as follows:

 (i)           Election of Directors: each of the nominees for director was elected by a plurality of the votes cast by stockholders as follows:

	For	Withheld
W. Thomas Amick	42,542,821	15,276,877
Antonio Esteve, Ph.D.	46,329,794	11,489,904
Max E. Link, Ph.D.	44,170,083	13,649,615
Herbert H. McDade, Jr.	45,239,077	12,580,621
Bruce A. Peacock	48,850,789	8,968,909
Marvin E. Rosenthale, Ph.D.	43,864,862	13,954,836

 (ii)           Ratification of the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm: this proposal was approved by a majority of shares present at the meeting and was, therefore, adopted.  The vote was as follows:

For	Against	Abstain
139,951,484	12,807,952	6,310,008

 (iii)           Authorization of the Reverse Split: this proposal was approved by a majority of the outstanding shares eligible to vote at the meeting and was, therefore, adopted.  The vote was as follows:

For	Against	Abstain
109,932,654	48,833,324	303,466

(iv)           Subject to approval and implementation of the Reverse Split, authorizing the filing of a Certificate of Amendment to the Certificate of Incorporation to decrease the number of authorized shares of Common Stock from 380 million shares to 50 million shares:  This proposal was approved by a majority of the outstanding shares eligible to vote and was, therefore, adopted.  The vote was as follows:

For	Against	Abstain
120,576,289	37,864,381	628,774

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Laboratories, Inc.

By:	/s/ W. Thomas Amick
Name: W. Thomas Amick
Title: Chairman of the Board and
Chief Executive Officer

Date:  December 22, 2010